MUNIVEST
FLORIDA FUND








FUND LOGO








Semi-Annual Report

April 30, 1997





Officers and Trustees

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVS



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIVEST FLORIDA FUND

The Benefits and
Risks of
Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

DEAR SHAREHOLDER


For the six-month period ended April 30, 1997, the Common Shares of MuniVest Florida Fund earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 6.04%, based on a month-end per share net asset value of $13.12. Over the same period, the total investment return on the Fund's Common Shares was +1.04%, based on a change in per share net asset value from $13.39 to $13.12, and assuming reinvestment of $0.397 per share income dividends.

The average yield of the Fund's Auction Market Preferred Shares for the six-month period ended April 30, 1997 was 3.17%.

The Municipal Market
Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three-month period ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three months ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months we maintained a neutral-to-slightly constructive investment strategy that concentrated on providing an attractive level of tax-exempt income while seeking to preserve the Fund's net asset value. The everchanging perception on the state of the economy, and the need for possible further monetary policy tightening by the FRB, caused large swings in interest rates over this time period.

We have strived to take advantage of market fluctuations to seek to enhance the Fund's total return. We purchased interest rate-sensitive bonds in the middle of January when tax-exempt interest rates increased to attractive levels. However, we subsequently sold these issues after the bond market rally in early February. Looking forward, we expect the FRB to continue raising short-term interest rates, which is expected to place negative pressure on long-term tax-exempt interest rates. We anticipate maintaining a neutral portfolio strategy until there are signs that the economy is slowing to below trend growth, thereby reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Shares has been trading within a narrow range between 3.25%--3.65%. Over the past few weeks, the interest rate on the Preferred Shares has been greater than 4% in response to pressures from seasonal corporate and individual tax payments. This interest rate has started to decline, but is expected to return to normal levels shortly. Leverage continues to benefit the Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Shares will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager


May 27, 1997



Portfolio
Abbreviations

To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount                            Issue                                     (Note 1a)
Florida--96.5%  AAA       Aaa     $ 5,000   Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                            6.40% due 10/01/2024 (b)                                            $  5,200

                AAA       NR*       1,400   Broward County, Florida, HFA, Revenue Bonds, AMT, Series A,
                                            7.35% due 3/01/2023 (e)(f)                                             1,467

                AAA       Aaa       8,200   Citrus County, Florida, PCR, Refunding (Florida Power Corp.--
                                            Crystal River), Series B, 6.35% due 2/01/2022  (c)                     8,562

                AAA       Aaa       1,125   Dade County, Florida, Educational Facilities Authority,
                                            Exchangeable Revenue Bonds (University of Miami), 7.65% due
                                            4/01/2010 (c)                                                          1,228

                AA-       Aa3       2,250   Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds
                                            (Florida Power & Light Co. Project), AMT, 7.15% due 2/01/2023          2,432

                                            Dade County, Florida, Professional Sports Franchise Facilities,
                                            Tax Revenue Bonds (c):
                AAA       Aaa       1,055    5.87%** due 10/01/2021                                                  251
                AAA       Aaa       2,000    5.90%** due 10/01/2028                                                  311

                AAA       Aaa       4,710   Dade County, Florida, Seaport Revenue Bonds, UT, 6.50% due
                                            10/01/2001 (b)(h)                                                      5,077

                AAA       Aaa       8,225   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                            5.25% due 10/01/2021 (d)                                               7,719

                                            Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                            AMT (f):
                AAA       Aaa       3,000    Refunding (Multi-County Program), 7% due 4/01/2028 (e)                3,162
                NR*       Aaa       2,230    Series A, 7.40% due 10/01/2023                                        2,338

                BBB       Baa1      1,920   Escambia County, Florida, PCR (Champion International
                                            Corporation Project), AMT, 6.90% due 8/01/2022                         2,035

                NR*       Aaa       1,770   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G1,
                                            7.90% due 3/01/2022 (f)                                                1,859

                                            Florida State Board of Education, Public Education Revenue
                                            Bonds (Capital Outlay) (h):
                AAA       Aaa       6,430    Series A, 6.75% due 6/01/2001                                         6,960
                AAA       Aaa       3,500    Series B, 6.70% due 6/01/2001                                         3,782

                AAA       Aaa       2,340   Florida State Department of General Services Revenue Bonds
                                            (Division Facilities Management), Series B, 5.25% due
                                            9/01/2026 (b)                                                          2,178

                AAA       Aaa       2,000   Florida State Division Board of Finance, Department of General
                                            Services Revenue Bonds (Department of Natural Resource
                                            Preservation), Series 2000-A, 6.75% due 7/01/2013 (b)                  2,155

                NR*       NR*       4,700   Florida State Mid-Bay Bridge Authority, Crossover Revenue
                                            Refunding Bonds, Series A, 6.10% due 10/01/2022                        4,706

                AAA       Aaa       5,900   Florida State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, Series A, 5% due 7/01/2019 (d)                                  5,342

                AA        Aa        6,925   Gainesville, Florida, Utilities System Revenue Bonds, Series A,
                                            6.50% due 10/01/2002 (h)                                               7,567

                A         A         5,400   Hillsborough County, Florida, Capital Improvement Revenue
                                            Bonds (County Center Project), Second Series, 6.75% due
                                            7/01/2002 (h)                                                          5,935

                AAA       Aaa       3,000   Hillsborough County, Florida, School Board, COP (Master Lease
                                            Program), 5.25% due 7/01/2017 (c)                                      2,839

                AAA       Aaa       2,000   Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                                            Series B, 6.50% due 8/01/2016 (c)                                      2,144

                AAA       Aaa       5,000   Jacksonville, Florida, District Water and Sewer Revenue Bonds,
                                            5% due 10/01/2020 (c)                                                  4,539

                AA+       NR*       2,000   Jacksonville, Florida, Health Facilities Authority, Hospital
                                            Revenue Refunding Bonds (Saint Luke's Hospital Association
                                            Project), 7.125% due 11/15/2020                                        2,178

                NR*       Baa1        345   Jacksonville, Florida, Health Facilities Authority, IDR
                                            (National Benevolent Cypress Village), Series A, 6.125% due
                                            12/01/2016                                                               345

                AAA       Aaa       1,320   Lakeland, Florida, Hospital System Revenue Bonds (Lakeland
                                            Regional Medical Center), Series A, 5.25% due 11/15/2016 (c)           1,246

                NR*       Aaa       3,250   Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                            AMT, Sub-Series 2, 7.75% due 5/01/2026 (f)                             3,591

                BBB+      Baa       2,890   Nassau County, Florida, PCR, Refunding (ITT Rayonier, Inc.
                                            Project), 6.20% due 7/01/2015                                          2,914

                AAA       Aaa       1,890   Palm Beach County, Florida, Criminal Justice Facilities
                                            Revenue Bonds, 7.20% due 6/01/2015 (d)                                 2,233

                NR*       VMIG1++     600   Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                            VRDN, 4.60% due 10/01/2011 (a)                                           600

                AAA       Aaa       1,200   Port Everglades Authority, Florida, Port Improvement Revenue
                                            Bonds, 7.125% due 11/01/2016 (g)                                       1,372

                A1+       VMIG1++     100   Saint Lucie County, Florida, PCR, Refunding (Florida Power &
                                            Light Co. Project), VRDN, 4.45% due 1/01/2026 (a)                        100

                AA-       Aa3       1,000   Saint Lucie County, Florida, Solid Waste Disposal Revenue
                                            Bonds (Florida Power & Light Co. Project), AMT, 6.70% due
                                            5/01/2027                                                              1,065

                AAA       Aaa         900   Sarasota County, Florida, Utility System Revenue Bonds, 5.60%
                                            due 10/01/2017 (d)                                                       892

                AAA       Aaa       5,000   South Broward Hospital District, Florida, Hospital Revenue
                                            Refunding Bonds, 5.25% due 5/01/2021 (c)                               4,665

                                            Tampa, Florida, Utility Tax, Capital Appreciation, Sales
                                            Tax Revenue Bonds (b):
                AAA       Aaa       2,000    6.19%** due 4/01/2021                                                   491
                AAA       Aaa       2,800    6.22%** due 10/01/2021                                                  667

                NR*       Aaa       2,000   Tampa, Florida, Water and Sewer Revenue Refunding Bonds
                                            (SBMRS), 6.60% due 10/01/2002 (d)(h)                                   2,182

                Total Investments (Cost--$110,674)--96.5%                                                        114,329

                Other Assets Less Liabilities--3.5%                                                                4,120
                                                                                                                --------
                Net Assets--100.0%                                                                              $118,449
                                                                                                                ========

             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
             (b)AMBAC Insured.
             (c)MBIA Insured.
             (d)FGIC Insured.
             (e)FNMA Collateralized.
             (f)GNMA Collateralized.
             (g)Escrowed to Maturity.
             (h)Prerefunded.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1997
Assets:             Investments, at value (identified cost--$110,674,146) (Note 1a)                         $114,328,638
                    Cash                                                                                          62,019
                    Receivables:
                      Securities sold                                                      $  2,547,936
                      Interest                                                                1,702,691        4,250,627
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       7,999
                    Prepaid expenses and other assets                                                              6,840
                                                                                                            ------------
                    Total assets                                                                             118,656,123
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        89,300
                      Investment adviser (Note 2)                                                48,294          137,594
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        69,199
                                                                                                            ------------
                    Total liabilities                                                                            206,793
                                                                                                            ------------

Net Assets:         Net assets                                                                              $118,449,330
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,600 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 40,000,000
                      Common Shares, par value $.10 per share (5,978,662 shares
                      issued and outstanding)                                              $    597,866
                    Paid-in capital in excess of par                                         83,198,076
                    Undistributed investment income--net                                        436,169
                    Accumulated realized capital losses on investments--net (Note 5)         (9,437,273)
                    Unrealized appreciation on investments--net                               3,654,492
                                                                                           ------------
                    Total--Equivalent to $13.12 net asset value per Common Share
                    (market price--$12.50)                                                                    78,449,330
                                                                                                            ------------
                    Total capital                                                                           $118,449,330
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1997
Investment          Interest and amortization of premium and discount earned                                $  3,445,881
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    296,542
                    Commission fees (Note 4)                                                     49,136
                    Professional fees                                                            33,562
                    Accounting services (Note 2)                                                 22,247
                    Printing and shareholder reports                                             15,789
                    Transfer agent fees                                                          15,591
                    Trustees' fees and expenses                                                  10,953
                    Listing fees                                                                  8,158
                    Custodian fees                                                                5,213
                    Amortization of organization expenses (Note 1e)                               2,594
                    Pricing fees                                                                  2,384
                    Other                                                                         7,980
                                                                                           ------------
                    Total expenses                                                                               470,149
                                                                                                            ------------
                    Investment income--net                                                                     2,975,732
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            151,923
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,735,377)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,392,278
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                            Months Ended      Year Ended
                                                                                              April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $  2,975,732     $  5,912,407
                    Realized gain on investments--net                                           151,923        2,150,848
                    Change in unrealized appreciation/depreciation on investments--net       (1,735,377)        (779,005)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,392,278        7,284,250
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Shares                                                          (2,370,827)      (4,543,484)
(Note 1f):            Preferred Shares                                                         (629,728)      (1,378,160)
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,000,555)      (5,921,644)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,608,277)       1,362,606
                    Beginning of period                                                     120,057,607      118,695,001
                                                                                           ------------     ------------
                    End of period*                                                         $118,449,330     $120,057,607
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    436,169     $    460,992
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                                                                 For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the    For the Six                                 Apr. 30,
                    financial statements.                           Months Ended                                1993++ to
                                                                      April 30,  For the Year Ended October 31,  Oct. 31,
                    Increase (Decrease) in Net Asset Value:             1997       1996      1995      1994        1993
Per Share           Net asset value, beginning of period              $  13.39   $  13.16  $  11.82  $  14.99   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .99      1.01      1.00        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.26)       .23      1.34     (3.05)       .90
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .24       1.22      2.35     (2.05)      1.39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.40)      (.76)     (.76)     (.84)      (.35)
                      Realized gain on investments--net                     --         --        --      (.11)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.40)      (.76)     (.76)     (.95)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Shares                                           --         --        --        --       (.04)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:++++
                      Dividends to Preferred Shareholders:
                        Investment income--net                            (.11)      (.23)     (.25)     (.15)      (.07)
                        Realized gain on investments--net                   --         --        --      (.02)        --
                      Capital charge resulting from issuance of
                      Preferred Shares                                      --         --        --        --       (.12)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.11)      (.23)     (.25)     (.17)      (.19)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.12   $  13.39  $  13.16  $  11.82   $  14.99
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  12.50   $  12.75  $  11.50  $  10.00   $  15.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      1.10%+++  17.87%    22.93%   (28.20%)     2.37%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.04%+++   8.17%    19.02%   (15.07%)     8.22%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .79%*      .82%      .85%      .75%       .48%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .79%*      .82%      .85%      .78%       .83%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.01%*     4.96%     5.38%     4.94%      4.85%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end
Data:               of period (in thousands)                          $ 78,449   $ 80,058  $ 78,695  $ 70,674   $ 89,438
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 40,000   $ 40,000  $ 40,000  $ 40,000   $ 40,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  42.47%    116.82%    92.54%   100.98%     23.23%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,961   $  3,001  $  2,967  $  2,767   $  3,236
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    394   $    861  $    940 $     569   $    245
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred
                    Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Shares were issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-
                    for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $49,929,902 and $48,722,633, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments               $ 151,923     $3,654,492
                                    ---------     ----------
Total                               $ 151,923     $3,654,492
                                    =========     ==========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,654,492, of which $3,969,299 related to appreciated securities and $314,807 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $110,674,146.

4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 5,978,662. At April 30, 1997, total paid-in capital amounted to $83,795,942.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.00%.

For the six months ended April 30, 1997, there were 1,600 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $27,110 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $7,746,000, of which $5,492,000 expires in 2002 and $2,254,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.062823 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.